Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Platon Tzouvalis, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the annual report on Form 10-K of Acrongenomics Inc. for the period ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Acrongenomics Inc.

Date: March 12, 2012
/s/ Platon Tzouvalis
Platon Tzouvalis
President & Director
(Principal Executive Officer)